                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                 May 30, 1997


                       SPLASH TECHNOLOGY HOLDINGS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                ---------------------------------------------
                (State or other jurisdiction of incorporation)


     000-21171                                         77-0418472
---------------------                    -----------------------------------
(Commission File No.)                    (IRS Employer Identification Number)


                              555 Del Ray Avenue
                         Sunnyvale, California  94086
                   ----------------------------------------
                   (Address of Principal Executive Offices)



                                (408) 328-6300
             ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)
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Item 2.  Acquisition and Disposition of Assets
         -------------------------------------

         On May 20, 1997, pursuant to an Agreement and Plan of Reorganization dated as of May 1, 1997 (the "Reorganization Agreement") among Splash Technology Holdings, Inc. (the "Registrant" or "Splash"), SP Acquisition Corporation, a California corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), Quintar Holdings Corporation, and the related Agreement of Merger dated as of May 20, 1996 (the "Merger Agreement"), Merger Sub was merged with and into Quintar (the "Merger"), and Quintar, as the surviving corporation, became a wholly-owned subsidiary of the Registrant. As part of the Merger, Quintar changed its name to SP-Quintar Corporation. The Merger was effected by the filing of the Merger Agreement with the California Secretary of State on May 30, 1997.

         Splash develops, produces and markets color servers that provide an integrated link between desktop computers and digital color laser copiers and enable such copiers to provide high quality, high speed, networked color printing. These hybrid systems, consisting of color servers and digital color laser copiers (referred to as connected or multifunction copiers), support multiple uses including image scanning, image manipulation, printing and photocopying. Splash's products feature advanced color correction, color calibration and separations support, ease of use, time-saving workflow functionality, simulation of many color monitors and printing presses and automatic correction for certain printing workflow problems.

         Quintar designs, manufactures and markets embedded controllers for desktop color printers, as well as proprietary servers for high-speed, multifunction monochrome and color printers and copiers.

         The consideration paid by the Registrant in the Merger consisted of aggregate cash payments of approximately $11.5 million paid at closing to Quintar's stock and warrant holders and contingent earn-out payments of up to $3.2 million. The cash consideration paid at closing was paid out of Splash's cash on hand.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Financial Statements of Quintar
              -------------------------------

              It is impracticable for the Registrant to provide financial statements for the business acquired at this time. Such financial statements shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

         (b)  Pro Forma Financial Information
              -------------------------------

              It is impracticable for the Registrant to provide Pro Forma financial information assuming a business combination between the Registrant and Quintar at

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         this time. Such Pro Forma financial information shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

         (c)  Exhibits
              --------

                2.1 Agreement and Plan of Reorganization dated as of May 1, 1997 among the Registrant, Merger Sub and Quintar, together with Exhibits A-E thereto and Schedule 5.9.

                99.1 Press Release, dated May 28, 1997, announcing consummation of the Merger.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPLASH TECHNOLOGY HOLDINGS, INC.


Dated:  May 30, 1997                 By:  /s/ Kevin K. Macgillivray
                                          -------------------------
                                          Kevin K. Macgillivray
                                          President and Chief Executive Officer

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                       SPLASH TECHNOLOGY HOLDINGS, INC.


                          CURRENT REPORT ON FORM 8-K

                               INDEX TO EXHIBITS




Exhibit No.               Description
----------                -----------

 2.1 Agreement and Plan of Reorganization dated as of May 1, 1997 among the Registrant, Merger Sub and Quintar, together with Exhibits A-E and Schedule 5.9 thereto.

99.1 Press Release, dated May 28, 1997, announcing consummation of the Merger.